UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2017

SCANDIUM INTERNATIONAL MINING CORP.
(Exact name of registrant as specified in its charter)

000-54416
(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431
(Address of principal executive offices)(Zip Code)

(775) 355-9500
Issuer’s telephone number

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter). [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 10, 2017, pursuant to a share exchange agreement dated June 30, 2017, as amended on September 11, 2017, between Scandium International Mining Corp. (the “Company”), EMC Australia Pty Ltd. (“EMC-A”), and Scandium Investments LLC (“SIL”), the Company completed the acquisition of a 20% ownership of EMC-A from SIL. In consideration, the Company issued a total of 58,830,645 common shares of the Company to SIL. The Company now holds 100% ownership of EMC-A, which is the Company’s Australian subsidiary that holds a 100% interest in both the Nyngan and Honeybugle Scandium Projects, located in New South Wales, Australia.

SIL is an investment partner of the Company owned by the Evensen family. Pursuant to the transaction, Peter Evensen and Christian Evensen were appointed to the board of directors of the Company.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 2.01 above. The securities were sold pursuant to Section 4(a)(2) under the United States Securities Act of 1933, as amended.

Item 5.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2017, Peter Evensen and Christian Evensen were appointed to the board of directors of the Company.

Item 7.01	Regulation FD Disclosure.

On October 10, 2017, the Company issued a press release entitled “Scandium International Closes Share Exchange Transaction with Scandium Investments LLC”.

A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

The following Exhibit relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1	News release dated October 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scandium International Mining Corp.
Date	October 11, 2017	(Registrant)

/s/ Edward Dickinson
Edward Dickinson, CFO